Exhibit 99.s.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose name appears below hereby nominates, constitutes and appoints Sanjai Bhonsle as his or her true and lawful attorney-in-fact and agent, with full power to act alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to make, execute and sign a Registration Statement on Form N-2 under the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, of StoneCastle Financial Corp. and any and all pre-effective or post-effective amendments thereto (including any and all amendments and any related registration statements thereto filed pursuant to Rule 462 under the 1933 Act and otherwise), and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent with full power to act alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, all of which taken together shall be deemed one original.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of December, 2020.

/s/ Guy M. Arnold

Guy M. Arnold, Director

/s/ John Scott Emrich

John Scott Emrich, Director

/s/ Alan J. Ginsberg

Alan J. Ginsberg, Director

/s/ Emil W. Henry, Jr.

Emil W. Henry, Jr., Director

/s/ Karen L. Reidy

Karen L. Reidy, Director

/s/ Michael Stolper

Michael Stolper, Director

/s/ Michael P. Van Praag

Michael P. Van Praag, Director

[Signature Page for Power of Attorney – Registration Statement on Form N-2]